SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 25, 2003



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                            333-104662                   41-1955181

(State or other                (Commission File Number)      (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                          55437
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code              (952) 857-7000



Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July, 2003 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


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Master Serviced by Residential Funding Corporation

2000-HL1    RAMP
2000-RS1    RAMP
2000-RS2    RAMP
2000-RS3    RAMP
2000-RS4    RAMP
2000-RZ1    RAMP
2000-RZ2    RAMP
2001-RM1    RAMP
2001-RM2    RAMP
2001-RS1    RAMP
2001-RS2    RAMP
2001-RS3    RAMP
2001-RZ1    RAMP
2001-RZ2    RAMP
2001-RZ3    RAMP
2001-RZ4    RAMP
2002-RM1    RAMP
2002-RS1    RAMP
2002-RS2    RAMP
2002-RS3    RAMP
2002-RS4    RAMP
2002-RS5    RAMP
2002-RS6    RAMP
2002-RS7    RAMP
2002-RZ1    RAMP
2002-RZ2    RAMP
2002-RZ3    RAMP
2002-RZ4    RAMP
2002-SL1    RAMP
2003-RM1    RAMP
2003-RM2    RAMP
2003-RS1    RAMP
2003-RS2    RAMP
2003-RS3    RAMP
2003-RS4    RAMP
2003-RS5    RAMP
2003-RZ1    RAMP
2003-RZ2    RAMP
2003-RZ3    RAMP






Item 7.  Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



By:      /s/ Barbara Wendt
Name:    Barbara Wendt
Title:   Managing Director
Dated:   July 25, 2003




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